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                                                                   EXHIBIT 10.23



MIKE ALBANESE
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FROM:     Jim O'Bray
SENT:     Friday, February 6, 1998 1:57 PM
TO:       Andy Najda
SUBJECT:  Resignation


Andy;

This note is to confirm that I am resigning from Number Nine effective 2/20/98 to pursue other interests. We can discuss the need and/or manner in which to inform our key suppliers at your convenience.

Best of luck in the coming month.

Regards;

Jim O'Bray